                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       3

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       4
                SIX-MONTH DIVIDEND HISTORY       4
                       TOP FIVE INDUSTRIES       5
          NET ASSET VALUE AND MARKET PRICE       5
          Q&A WITH YOUR PORTFOLIO MANAGERS       6
                         GLOSSARY OF TERMS      10

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      11
                      FINANCIAL STATEMENTS      27
             NOTES TO FINANCIAL STATEMENTS      32

                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      36
    TRUST OFFICERS AND IMPORTANT ADDRESSES      37

It is times like these when money- management experience may make a difference.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
May 19, 2000

Dear Shareholder,

Whether you have held your Trust for years or just joined the Van Kampen family of shareholders in the last few months, you are likely to have questions and even some concerns about how recent market volatility has affected your investment. I encourage you to review the following Q&A in which your portfolio manager provides an update on how your Trust is being managed in this environment.

It is times like these when money-management experience may make a difference. Toward that end, you should know that Van Kampen is one of the nation's oldest investment-management firms, with a history of money management dating back to 1926. Our portfolio managers have invested in all types of market conditions--during bull and bear markets, periods of inflation and rising interest rates, and now a technology revolution. We have managed money long enough to understand short-term market volatility and the value of investing for the long term.

                  As we head into the second half of 2000, count on us to continue to draw on the wisdom of our 76 years of experience. Along those lines, Van Kampen's "Generations of Experience" is the theme of a national advertising campaign that kicked off this spring. The message emphasizes our depth of investment-management history, as well as our firm belief that with the right investments, anyone can realize life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH REMAINED STRONG, PRIMARILY DUE TO ACTIVE CONSUMER AND BUSINESS SPENDING. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUALIZED RATE OF 5.4 PERCENT IN THE FIRST QUARTER OF 2000. WHILE THIS FIGURE INDICATES A MODEST SLOWDOWN FROM THE PREVIOUS TWO QUARTERS, IT NEVERTHELESS REPRESENTS A HIGH RATE OF ECONOMIC GROWTH.

CONSUMER SPENDING AND EMPLOYMENT
INFLATION FEARS CONTINUED TO MOUNT BECAUSE OF STRONG CONSUMER SPENDING AND THE TIGHT LABOR MARKET. FOR MOST OF THE REPORTING PERIOD, RISING INTEREST RATES DID LITTLE TO REIN IN ROBUST CONSUMER SPENDING. ALTHOUGH RETAIL SALES GROWTH MODERATED IN APRIL, THE FACTORS UNDERPINNING CONSUMER ACTIVITY REMAINED LARGELY UNCHANGED--RISING WAGES, LOW UNEMPLOYMENT, AND A GENERALLY FAVORABLE (THOUGH VOLATILE) STOCK MARKET.

IN ADDITION, THE JOBLESS RATE HOVERED NEAR ITS LOWEST LEVEL IN THREE DECADES. THE EMPLOYMENT COST INDEX ACCELERATED SHARPLY IN THE FIRST QUARTER OF 2000, REFLECTING RISING WAGES AS EMPLOYERS VIE TO ATTRACT AND RETAIN SKILLED WORKERS. THESE WAGE PRESSURES, IN TURN, BEGAN TO AFFECT PRICES, AS COMPANIES STARTED TO RAISE THE COST OF GOODS AND SERVICES TO COMPENSATE FOR HIGHER LABOR COSTS.

INTEREST RATES AND INFLATION
STRONG GDP DATA, CONSUMER SPENDING, AND EMPLOYMENT PROMPTED THE FEDERAL RESERVE BOARD TO SEEK TO SLOW THE PACE OF ECONOMIC GROWTH AND WARD OFF INFLATION. THE FED INCREASED THE FEDERAL FUNDS RATE BY 0.25 PERCENT FIVE TIMES BETWEEN JUNE 1999 AND APRIL 2000. [EDITOR'S NOTE: THE FED RAISED RATES BY 0.50 PERCENT ON MAY 16.] DESPITE THE FED'S CONCERNS, THE CONSUMER PRICE INDEX, A MEASURE OF INFLATION, ROSE A MODERATE 3.0 PERCENT DURING THE 12 MONTHS ENDED APRIL 30, 2000.
INTEREST RATES AND INFLATION

(April 30, 1998 - April 30, 2000)

     [LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Apr 98                                                                      5.50                               1.40
                                                                            5.50                               1.70
                                                                            5.50                               1.70
Jul 98                                                                      5.50                               1.70
                                                                            5.50                               1.60
                                                                            5.25                               1.50
Oct 98                                                                      5.00                               1.50
                                                                            4.75                               1.50
                                                                            4.75                               1.60
Jan 99                                                                      4.75                               1.70
                                                                            4.75                               1.60
                                                                            4.75                               1.70
Apr 99                                                                      4.75                               2.30
                                                                            4.75                               2.10
                                                                            5.00                               2.00
Jul 99                                                                      5.00                               2.10
                                                                            5.25                               2.30
                                                                            5.25                               2.60
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.70
Apr 00                                                                      6.00                               3.00

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

                                           PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2000)

-----------------------------------------------------------------------
NYSE Ticker Symbol                                              VGM
-----------------------------------------------------------------------
Six-month total return based on market price(1)                .93%
-----------------------------------------------------------------------
Six-month total return based on NAV(2)                        2.64%
-----------------------------------------------------------------------
Distribution rate as a % of closing common stock
price(3)                                                      7.44%
-----------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common stock price(4)                                        11.63%
-----------------------------------------------------------------------
Net asset value                                              $15.54
-----------------------------------------------------------------------
Closing common stock price                                 $13.3125
-----------------------------------------------------------------------
Six-month high common stock price (11/04/99)               $14.5000
-----------------------------------------------------------------------
Six-month low common stock price (12/16/99)                $12.5625
-----------------------------------------------------------------------
Preferred share (Series A) rate(5)                           4.450%
-----------------------------------------------------------------------
Preferred share (Series B) rate(5)                           3.900%
-----------------------------------------------------------------------
Preferred share (Series C) rate(5)                           3.900%
-----------------------------------------------------------------------
Preferred share (Series D) rate(5)                           4.150%
-----------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax rate.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of April 30, 2000
- AAA/Aaa............  59.2%
- AA/Aa..............   7.8%
- A/A................  14.1%
- BBB/Baa............  18.5%
- Non-Rated..........   0.4%
                                     [PIE CHART]
As of October 31, 1999
- AAA/Aaa............  54.0%
- AA/Aa..............   9.1%
- A/A................  11.0%
- BBB/Baa............  23.8%
- Non-Rated..........   2.1%
                                     [PIE CHART]

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending April 30, 2000, for common shares)
[BAR GRAPH]

                                                                         DIVIDENDS
                                                                         ---------
11/99                                                                      0.0825
12/99                                                                      0.0825
1/00                                                                       0.0825
2/00                                                                       0.0825
3/00                                                                       0.0825
4/00                                                                       0.0825

The dividend history represents past performance of the Trust and is no guarantee of the Trust's future dividends.

TOP FIVE INDUSTRIES

(as a percentage of long-term investments)

[INVESTMENT PERFORMANCE GRAPH]

                                                                       APRIL 30, 2000                    OCTOBER 31, 1999
                                                                       --------------                    ----------------
General Purpose                                                            16.00                              18.60
Industrial Revenue                                                         16.00                              17.30
Transportation                                                              9.20                               8.40
Public Building                                                             8.00                               6.20
Health Care                                                                 7.70                              13.00

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--January 1992 through April 2000)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
1/92                                                                      14.9600                            14.9600
                                                                          15.0000                            14.6250
                                                                          15.8500                            15.1250
                                                                          16.1300                            15.3750
12/92                                                                     16.0500                            15.3750
                                                                          16.9100                            16.3750
                                                                          17.3900                            16.5000
                                                                          18.0900                            17.2500
12/93                                                                     17.9100                            16.8750
                                                                          16.1100                            15.2500
                                                                          15.8400                            15.8250
                                                                          15.5700                            14.2500
12/94                                                                     14.8500                            13.7500
                                                                          16.0800                            15.3750
                                                                          16.1600                            15.3750
                                                                          16.3200                            15.2500
12/95                                                                     17.1300                            15.7500
                                                                          16.3800                            15.8750
                                                                          16.1400                            15.0630
                                                                          16.4400                            15.8750
12/96                                                                     16.6900                            15.3750
                                                                          15.3100                            15.0000
                                                                          16.8500                            15.8125
                                                                          17.2600                            16.3750
12/97                                                                     17.5300                            16.3750
                                                                          17.4600                            16.3750
                                                                          17.4600                            18.2500
                                                                          17.8700                            17.1875
12/98                                                                     17.4800                            17.3750
                                                                          17.3000                            16.6875
                                                                          16.5700                            15.5620
                                                                          16.0000                            14.5000
12/99                                                                     15.4200                            13.0000
                                                                          15.8200                            13.3125
4/00                                                                      15.5400                            13.3125

The solid line above represents the Trust's net asset value (NAV), which indicates overall changes in value among the Trust's underlying securities. The Trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the Trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH REPRESENTATIVES OF THE ADVISER OF THE VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. THE REPRESENTATIVES INCLUDE THOMAS M. BYRON, PORTFOLIO MANAGER, WHO HAS MANAGED THE TRUST SINCE 1997 AND WORKED IN THE INVESTMENT INDUSTRY SINCE 1981. THE FOLLOWING COMMENTS REFLECT THE REPRESENTATIVES' VIEWS ON THE TRUST'S PERFORMANCE DURING THE SIX MONTHS ENDED APRIL 30, 2000.

Q   WHAT WERE THE MOST IMPORTANT
    DEVELOPMENTS IN THE FIXED-INCOME MARKETS DURING THE REPORTING PERIOD?

A   Generally higher interest rates,
sparked by inflation worries, set the tone for the fixed-income markets during the past six months. As the economy continued its strong advance, the markets reacted warily to signs of potential inflationary pressures--such as rising employment costs, healthy job growth, strong consumer spending, and spikes in commodities prices, especially oil. These concerns fueled a steady sell-off through the fourth quarter of 1999 and into January 2000.

    To slow the economy and keep prices from rising, the Federal Reserve Board gradually pushed short-term interest rates higher, raising the fed funds rate (a key short-term lending rate) three times between November 1999 and April 2000. (Editor's note: On May 16, 2000, after the reporting period ended, the Fed raised rates a fourth time.)

    In times of rising interest rates, bond prices trend downward. Add to that the lingering effects of the Year 2000 (Y2K) computer scare early in the first quarter of 2000, and you can see why this was a challenging period for many fixed-income investors.

Q   HOW DID THE MUNICIPAL
    BOND MARKET REACT TO THESE CONDITIONS?

A   Not surprisingly, higher interest
rates hurt municipal bond prices, but we believe there's always opportunity in the market. In the past few months, we've actually seen some fairly significant price swings--both up and down--as investors tried to anticipate the Fed's next move and the direction of interest rates. The market was weak in late 1999 and early 2000, but we had a nice rally in February and March, which tapered off in April.

    The strong economy has bolstered the financial condition of many municipalities across the country, so the pace of new municipal bond issuance dropped sharply (about 40 percent) from a year ago. With their coffers full, municipalities haven't needed to turn to the bond market for financing. Also, higher interest rates made it more difficult for issuers to refund outstanding bond issues, which has been a source of new investment opportunities in the past.

Q   WHAT STRATEGIES DID YOU FOLLOW
    IN MANAGING THE TRUST?

A   Strategically, we've been moving in
a new direction since early this year. We made the decision to manage the Trust relative to a new benchmark, rather than the Lipper peer group, which meant that we needed to make some adjustments to the Trust's structure. The Trust's benchmark is now the Lehman Brothers Municipal Bond Index with maturities greater than five years. Specifically, we increased the duration of the portfolio (a measure of its sensitivity to changes in interest rates) to more closely track the performance of the new benchmark index. The benchmark provides the shareholder with general municipal market returns, and the leveraged structure provides the opportunity for enhanced dividends.

    Fortunately, the municipal bond market played into our hands and gave us some excellent opportunities to implement this new strategy. Beginning in late January, we began purchasing deeply discounted bonds. These were securities that were issued a year or so ago with coupons between 4.50 and 5.25 percent. As interest rates went up over time, these bonds began selling at a deep discount, with some priced as low as 80 cents on the dollar.

    At the same time, the Trust held a number of older, prerefunded issues with higher coupons in the 6.50 to 8.00 percent range. Such prerefunded issues tend to decrease the duration of a portfolio because they have shorter lives than their stated maturities. But because of their attractive coupons, these bonds were trading at a premium, presenting us with an opportunity to capture some solid gains. Because these bonds were scheduled to be called or refunded within the next year or two, we chose to sell them while their demand--and therefore their market price--was high.

    This combination of buying deep discount bonds and selling prerefunded issues enabled us to lengthen the duration of the portfolio without drastically altering the Trust's income stream that the Trust will be earning over time. While we've seen a slight decline in portfolio income in the short run, the deeply discounted bonds enabled us to purchase more par value per dollar invested. In some cases, for example, we were able to pick up $1 million worth of bond par value for just $800,000.

Q   WHAT AREAS OF THE MUNICIPAL
    MARKET WERE MOST ATTRACTIVE TO YOU?

A   Our philosophy is to seek bonds
that we feel represent the best values compared with similar offerings in the marketplace. During the past six months, we did not specifically target one area of the market over another, although we did maintain significant concentrations in certain sectors, including general purpose and industrial revenue bonds, each of which represented more than

16 percent of the portfolio's long-term investments.

    From a credit-quality standpoint, we boosted the AAA rated portion of the portfolio to roughly 59 percent of long-term investments, up from 54 percent at the start of the reporting period. Much of this shift can be attributed to the sale of some of the Trust's BBB rated hospital bonds, as we reduced the Trust's holdings in the health-care sector to 7.7 percent, down from 13.0 percent six months ago.

    Many of our portfolio management decisions were based on pricing issues, such as the availability of deep discounts, or structural issues, such as extending duration or maintaining adequate call protection and diversification for the portfolio. For additional portfolio highlights, please refer to page 4.

Q   HOW DID THE TRUST PERFORM
    DURING THE PERIOD?

A   For the six-month period ended
April 30, 2000, the Trust returned 0.93 percent based on market price. At the same time, the Trust's market price decreased from $13.6875 per share on October 31, 1999, to $13.3125 per share on April 30, 2000. By comparison, the total return of the Trust's peer group (as represented by the Lehman Brothers Municipal Bond Index) was 2.63 percent for the same period.

    The Trust's dividend remained unchanged at $0.0825 per share throughout the reporting period. This monthly tax-exempt dividend translates to a distribution rate of 7.44 percent based on the Trust's closing common stock price on April 30, 2000.

    Because the Trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of 11.63 percent for an investor in the 36 percent federal income-tax bracket. Please refer to the chart and footnotes on page 3 for additional performance results. Past performance is no guarantee of future results.

Q   WHAT DO YOU SEE AHEAD
    FOR THE ECONOMY AND THE MUNICIPAL MARKET?

A   All eyes will be on the key
economic statistics, such as GDP growth, employment costs, and the unemployment rate. These figures measure the economy's strength and rate of growth and may influence whether the Fed will continue to raise short-term interest rates. We expect that the inflation rate may increase, but it's likely to remain in a moderate range for the near term. It's anticipated that the Fed will continue to increase short-term rates by the end of the summer, perhaps by more than 0.50 percent. Higher interest rates will, in turn, put pressure on the municipal market in the short run.

    Increased stock-price volatility in April has increased investor skepticism, but investors continue to see price pullbacks as opportunities to buy aggressive-growth stocks. It may take a much deeper, more sustained decline in these stocks to convince investors to rethink their asset allocation decisions. If the stock market does fall sharply, we could see a flight to quality, as investors pursue investments that typically carry less risk. Such conditions might benefit investment-grade municipal bonds.

    Low municipal-bond supply could continue throughout 2000, especially if interest rates trend higher, as expected, throughout the first half of the year. Overall, the lower supply of bonds should help to shore up prices, as demand remains strong. Investors can tolerate periodic price swings if they keep long-term perspectives and continue to value the steady stream of tax-exempt income that municipal bonds provide. As always, we will rely on our strong research efforts to evaluate opportunities in the marketplace and identify securities that may offer superior investment potential and value over time.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

INFLATION: A persistent and measurable rise in the general level of prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

MATURITY DATE: The date a bond expires, usually at face value.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding municipal bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL THE SPECIFIC HOLDINGS OF YOUR TRUST AT THE END OF THE REPORTING PERIOD.

  PAR
 AMOUNT                                                                       MARKET
 (000)                    DESCRIPTION                 COUPON    MATURITY      VALUE
           MUNICIPAL BONDS  99.5%
           ALABAMA  1.0%
$ 1,000    Alabama Bldg Renovation Fin Auth Rev Rfdg
           (AMBAC Insd).............................   5.625%   09/01/24   $    969,010
  4,250    Courtland, AL Indl Dev Brd Solid Waste
           Disp Rev Champion Intl Corp Proj Ser A...   6.500    09/01/25      4,156,670
  2,000    Jefferson Cnty, AL Swr Rev Cap Impt
           Warrants Ser A (FGIC Insd)...............   5.125    02/01/39      1,707,380
                                                                           ------------
                                                                              6,833,060
                                                                           ------------
           ARKANSAS  2.1%
  1,500    Arkansas St Dev Fin Auth Hosp Rev
           Washington Regl Med Cent.................   7.375    02/01/29      1,477,755
 12,500    Blytheville, AR Solid Waste Recycling &
           Swr Treatment Rev Nucor Corp Proj........   6.900    12/01/21     12,975,875
                                                                           ------------
                                                                             14,453,630
                                                                           ------------
           CALIFORNIA  4.5%
  2,895    ABC CA Uni Sch Dist Cap Apprec Ser B
           (FGIC Insd)..............................    *       08/01/20        876,606
  2,000    ABC CA Uni Sch Dist Cap Apprec Ser B
           (FGIC Insd)..............................    *       08/01/23        498,320
  1,300    Anaheim, CA Pub Fin Auth Lease Rev Pub
           Impt Proj Ser C (FSA Insd)...............   6.000    09/01/16      1,391,923
  3,660    California Edl Facs Auth Rev Cap Apprec
           Loyola Marymount (MBIA Insd).............    *       10/01/23        837,810
  5,000    Desert Hosp Dist CA Hosp Rev Com Partn
           (Prerefunded @ 07/23/02) (FSA Insd)......   6.392    07/28/20      5,268,300
  4,500    East Bay, CA Muni Util Dist Wtr Sys Rev
           (MBIA Insd)..............................   4.750    06/01/28      3,735,630
  2,000    Foothill/Eastern Corridor Agy CA Toll Rd
           Rev Cap Apprec Rfdg (MBIA Insd)..........    *       01/15/17        742,760

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
 AMOUNT                                                                       MARKET
 (000)                    DESCRIPTION                 COUPON    MATURITY      VALUE
           CALIFORNIA (CONTINUED)
$10,000    Foothill/Eastern Corridor Agy CA Toll Rd
           Rev Cap Apprec Rfdg......................    *       01/15/34   $  1,111,000
  2,000    Foothill/Eastern Corridor Agy CA Toll Rd
           Rev Conv Cap Apprec Rfdg (c).............  0/5.800%  01/15/20      1,057,920
 25,750    Foothill/Eastern Corridor Agy CA Toll Rd
           Rev Sr Lien Ser A........................    *       01/01/23      6,702,210
  4,000    San Diego, CA Convention Cent Expansion
           Fin Auth Lease Rev Ser A (AMBAC Insd)....   4.750    04/01/28      3,323,120
  7,080    San Joaquin Hills, CA Tran Toll Cap
           Apprec Ser A Rfdg (MBIA Insd)............    *       01/15/26      1,512,005
  2,000    Santa Clara Cnty, CA Fin Auth Lease Rev
           Multi Fac Projs Ser B (AMBAC Insd) (a)...   5.500    05/15/08      2,066,080
  2,000    Southern CA Pub Pwr Auth (FSA Insd)......   6.000    07/01/12      2,063,720
                                                                           ------------
                                                                             31,187,404
                                                                           ------------
           COLORADO  4.0%
  1,000    Arapahoe Cnty, CO Cap Impt Trust Fund Hwy
           Rev E-470 Proj Ser B (Prerefunded @
           08/31/05)................................   6.950    08/31/20      1,113,590
    700    Colorado Hsg Fin Auth Single Family Pgm
           Sr Ser B1................................   7.650    11/01/26        753,501
  1,745    Colorado Hsg Fin Auth Single Family Pgm
           Sr Ser B2................................   7.450    11/01/27      1,841,481
  7,230    Denver, CO City & Cnty Arpt Rev Ser A....   8.000    11/15/25      7,471,482
  6,395    Denver, CO City & Cnty Arpt Rev Ser A....   8.500    11/15/23      6,625,603
  3,675    Denver, CO City & Cnty Arpt Rev Ser A....   8.750    11/15/23      3,915,051
  1,685    Meridian Metro Dist CO Peninsular &
           Oriental Steam Navig Co Rfdg (LOC:
           Meridian Assoc East).....................   7.000    12/01/00      1,706,939
  3,250    Meridian Metro Dist CO Peninsular &
           Oriental Steam Navig Co Rfdg (LOC:
           Meridian Assoc East).....................   7.500    12/01/11      3,379,090
  1,000    Metropolitan Football Stadium Cap Apprec
           Ser A (MBIA Insd)........................    *       01/01/12        514,730
                                                                           ------------
                                                                             27,321,467
                                                                           ------------
           CONNECTICUT  0.3%
  1,830    Connecticut St Spl Oblig Pkg Rev Bradley
           Intl Arpt Ser A..........................   6.600    07/01/24      1,823,211
                                                                           ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
 AMOUNT                                                                       MARKET
 (000)                    DESCRIPTION                 COUPON    MATURITY      VALUE
           DISTRICT OF COLUMBIA  0.4%
$ 1,000    District of Columbia Rev Gonzaga College
           High Sch (FSA Insd)......................   5.375%   07/01/29   $    913,670
  1,600    District of Columbia Ser E (FSA Insd)....   6.000    06/01/13      1,641,792
                                                                           ------------
                                                                              2,555,462
                                                                           ------------
           FLORIDA  3.4%
 16,490    Dade Cnty, FL Spl Oblig Cap Apprec Ser B
           Rfdg (Prerefunded @ 10/01/08) (AMBAC
           Insd)....................................    *       10/01/26      3,507,423
  1,000    Florida St Brd Edl Lottery Rev Ser A
           (FGIC Insd)..............................   6.000    07/01/14      1,046,770
  2,535    Florida St Brd of Edl Cap Outlay Pub Edl
           Ser A Rfdg (FGIC Insd)...................   4.500    06/01/23      2,045,365
  2,500    Florida St Brd of Edl Cap Outlay Pub Edl
           Ser C (FGIC Insd)........................   5.750    06/01/29      2,470,250
  1,400    Florida St Dept Corrections Ctfs Partn
           Okeechobee Correctional (AMBAC Insd).....   6.250    03/01/15      1,456,238
  1,000    Florida St Tpk Auth Tpk Rev Ser A (FSA
           Insd)....................................   4.500    07/01/28        791,280
  2,000    Gulf Breeze, FL Rev Cap Fdg Ser B (MBIA
           Insd)....................................   4.500    10/01/27      1,587,680
  4,600    Jacksonville, FL Cap Impt Rev Stadium
           Proj Rfdg (AMBAC Insd)...................   4.750    10/01/25      3,846,796
  2,765    Miami-Dade Cnty, FL Professional Sports
           Franchise Fac Tax Rfdg (MBIA Insd).......   4.750    10/01/30      2,279,189
  1,790    Miami-Dade Cnty, FL Spl Oblig Ser B (MBIA
           Insd)....................................   5.000    10/01/37      1,521,196
  3,465    Reedy Creek Impt Dist FL Ser C (AMBAC
           Insd)....................................   4.750    06/01/15      3,097,398
                                                                           ------------
                                                                             23,649,585
                                                                           ------------
           GEORGIA  1.1%
  1,500    George L Smith ll GA Wrld Congress Cent
           Auth Rev Domed Stadium Proj Rfdg (MBIA
           Insd)....................................   5.500    07/01/20      1,416,975
  5,900    Georgia Muni Elec Auth Pwr Rev Ser Y
           (MBIA Insd)..............................   6.500    01/01/17      6,507,346
                                                                           ------------
                                                                              7,924,321
                                                                           ------------
           HAWAII  0.9%
  6,000    Hawaii St Arpt Sys Rev Ser 2 (MBIA
           Insd)....................................   6.750    07/01/21      6,226,140
                                                                           ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
 AMOUNT                                                                       MARKET
 (000)                    DESCRIPTION                 COUPON    MATURITY      VALUE
           ILLINOIS  10.2%
$ 1,395    Bolingbrook, IL Cap Apprec Ser C Rfdg
           (MBIA Insd)..............................    *       01/01/23   $    346,323
  6,000    Chicago, IL Brd Edl Cap Apprec Sch Reform
           B-1 (FGIC Insd)..........................    *       12/01/26      1,164,900
  2,000    Chicago, IL Brd of Edl Chicago Sch Reform
           (AMBAC Insd).............................   5.750%   12/01/20      1,965,560
  4,865    Chicago, IL Cap Apprec (Prerefunded @
           07/01/05) (AMBAC Insd)...................    *       07/01/16      1,845,830
 10,000    Chicago, IL Cap Apprec City Colleges
           (FGIC Insd)..............................    *       01/01/30      1,633,400
  1,800    Chicago, IL Cent Pub Lib Ser A
           (Prerefunded @ 04/01/02) (AMBAC Insd)....   6.700    01/01/06      1,895,454
  2,500    Chicago, IL Lakefront Millennium Pkg Facs
           (MBIA Insd)..............................   5.125    01/01/28      2,171,750
  7,000    Chicago, IL O'Hare Intl Arpt Rev Genl
           Arpt Second Lien Ser A Rfdg (MBIA
           Insd)....................................   6.375    01/01/12      7,303,940
 13,645    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
           United Airls Inc.........................   8.500    05/01/18     13,937,958
  3,360    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
           United Airls Inc Proj Ser 84A............   8.850    05/01/18      3,500,347
  2,000    Chicago, IL Wastewtr Transmission Rev
           Second Lien (MBIA Insd)..................   5.750    01/01/25      1,944,620
  1,000    Chicago, IL Wastewtr Transmission Rev
           Second Lien (MBIA Insd)..................   6.000    01/01/30      1,000,290
  2,870    Cook Cnty, IL Cap Impt Ser A (FGIC
           Insd)....................................   5.000    11/15/28      2,447,536
  4,270    East Peoria, IL Ser C Rfdg...............   7.000    05/01/17      4,523,126
  1,250    Illinois Dev Fin Auth Rev Bradley Univ
           Proj (AMBAC Insd)........................   5.375    08/01/24      1,151,450
  3,285    Illinois Dev Fin Auth Rev Presbyterian
           Home Lake Proj Ser B (FSA Insd)..........   6.300    09/01/22      3,341,272
  2,000    Illinois Edl Fac Auth Rev Lewis Univ.....   6.100    10/01/16      1,942,800
  1,900    Illinois Hlth Fac Auth Rev Evangelical
           Hosps Ser C (FSA Insd)...................   6.750    04/15/17      2,006,495
  1,000    Illinois Hlth Fac Auth Rev Highland Park
           Hosp Proj Ser A (MBIA Insd)..............   5.750    10/01/17        983,220
  1,000    Illinois Hlth Fac Auth Rev Midwest
           Physician Grp Ltd Rfdg...................   5.500    11/15/19        796,090

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
 AMOUNT                                                                       MARKET
 (000)                    DESCRIPTION                 COUPON    MATURITY      VALUE
           ILLINOIS (CONTINUED)
$ 2,000    Illinois Hlth Fac Auth Rev OSF Hlthcare
           Sys Rfdg.................................   6.000%   11/15/10   $  1,983,760
  2,400    Illinois Hlth Fac Auth Rev Sarah Bush
           Lincoln Hlth Cent (Prerefunded @
           05/15/02) (b)............................   7.250    05/15/22      2,555,136
  2,275    Illinois Hlth Fac Auth Rev South Suburban
           Hosp (Escrowed To Maturity)..............   7.000    02/15/18      2,559,784
  1,250    Metropolitan Pier & Expo Auth IL
           Dedicated St Tax Rev McCormick Pl
           Expansion Proj Ser A Rfdg (FGIC Insd)....   5.375    12/15/18      1,190,562
  8,845    Metropolitan Pier & Expo Auth IL
           Dedicated St Tax Rev McCormick Pl
           Expansion Ser A (FGIC Insd)..............    *       06/15/16      3,440,617
  1,105    Saint Clair Cnty, IL Pub Bldg Comm Bldg
           Rev Cap Apprec Ser B (FGIC Insd).........    *       12/01/15        448,332
  1,000    Southern IL Univ Rev Cap Apprec Hsg & Aux
           (MBIA Insd)..............................    *       04/01/29        169,090
  1,400    Southern IL Univ Rev Hsg & Aux Fac Ser A
           Rfdg.....................................   6.750    04/01/12      1,460,746
                                                                           ------------
                                                                             69,710,388
                                                                           ------------
           INDIANA  0.7%
  4,500    Indianapolis, IN Arpt Auth Rev Spl Fac
           Federal Express Corp Proj................   7.100    01/15/17      4,658,805
  1,000    Marion Cnty, IN Convention & Rec Fac Auth
           Excise Tax Rev (MBIA Insd)...............    *       06/01/14        444,340
                                                                           ------------
                                                                              5,103,145
                                                                           ------------
           IOWA  0.4%
  2,375    Iowa Student Ln Liquidity Corp Student Ln
           Rev Subser I.............................   6.950    03/01/06      2,476,484
                                                                           ------------

           KENTUCKY  3.9%
  1,250    Georgetown, KY College Rev Georgetown
           College Proj Ser A (ACA Insd)............   6.125    11/15/29      1,194,237
 11,000    Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac
           Delta Airls Proj Ser A...................   7.125    02/01/21     11,155,100
 10,000    Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac
           Delta Airls Proj Ser A...................   7.500    02/01/20     10,283,800
  1,000    Kenton Cnty, KY Arpt Brd Rev Cincinnati/
           Northn KY Intl Arpt Ser A Rfdg (MBIA
           Insd)....................................   6.200    03/01/08      1,052,790

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
 AMOUNT                                                                       MARKET
 (000)                    DESCRIPTION                 COUPON    MATURITY      VALUE
           KENTUCKY (CONTINUED)
$ 1,500    Kenton Cnty, KY Arpt Brd Rev Cincinnati/
           Northn KY Intl Arpt Ser A Rfdg (MBIA
           Insd)....................................   6.250%   03/01/09   $  1,588,035
  1,315    Kentucky Hsg Corp Hsg Rev Ser B..........   6.250    07/01/28      1,324,876
                                                                           ------------
                                                                             26,598,838
                                                                           ------------
           LOUISIANA  0.4%
  3,000    New Orleans, LA Rfdg (FGIC Insd).........   4.750    12/01/26      2,454,990
                                                                           ------------

           MAINE  2.2%
  2,650    Maine Muni Bank Ser A Rfdg (MBIA Insd)...   5.800    11/01/20      2,650,424
  5,250    Maine St Hsg Auth Mtg Purch Ser D6.......   7.250    11/15/19      5,361,090
  6,755    Maine St Hsg Auth Mtg Purch Ser D6.......   7.250    11/15/22      6,887,263
                                                                           ------------
                                                                             14,898,777
                                                                           ------------
           MARYLAND  0.1%
  1,000    Maryland St Econ Dev Corp Student Hsg Rev
           Collegiate Hsg Towson Ser A..............   5.750    06/01/29        879,560
                                                                           ------------

           MASSACHUSETTS  0.9%
  2,625    Massachusetts Muni Wholesale Elec Co Pwr
           Supply Sys Rev Ser A (AMBAC Insd)........   5.000    07/01/14      2,453,824
  2,410    Massachusetts St Hsg Fin Agy Residential
           Dev Ser C (FNMA Collateralized)..........   6.875    11/15/11      2,529,777
  1,000    Massachusetts St Indl Fin Agy Rev
           Wentworth Institute Tech.................   5.650    10/01/18        916,230
                                                                           ------------
                                                                              5,899,831
                                                                           ------------
           MICHIGAN  4.1%
  3,000    Detroit, MI Downtown Dev Auth Tax
           Increment Rev Dev Area No 1 Projs Ser A
           Rfdg (MBIA Insd).........................   4.750    07/01/25      2,490,480
  3,015    Detroit, MI Downtown Dev Auth Tax
           Increment Rev Ser C1.....................    *       07/01/17      1,051,180
  3,050    Detroit, MI Downtown Dev Auth Tax
           Increment Rev Ser C1.....................    *       07/01/18        991,341
  3,050    Detroit, MI Downtown Dev Auth Tax
           Increment Rev Ser C1.....................    *       07/01/19        925,004
  3,050    Detroit, MI Downtown Dev Auth Tax
           Increment Rev Ser C1.....................    *       07/01/22        754,417
  3,050    Detroit, MI Downtown Dev Auth Tax
           Increment Rev Ser C1.....................    *       07/01/23        706,746

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
 AMOUNT                                                                       MARKET
 (000)                    DESCRIPTION                 COUPON    MATURITY      VALUE
           MICHIGAN (CONTINUED)
$ 3,050    Detroit, MI Downtown Dev Auth Tax
           Increment Rev Ser C1.....................    *       07/01/24   $    662,003
  7,355    Detroit, MI Econ Dev Corp Res Recovery
           Rev Ser A (FSA Insd).....................   6.875%   05/01/09      7,632,357
  3,500    Grand Rapids, MI Downtown Dev Cap Apprec
           (MBIA Insd)..............................    *       06/01/15      1,468,180
  2,765    Grand Rapids, MI Downtown Dev Cap Apprec
           (MBIA Insd)..............................    *       06/01/16      1,084,765
  1,400    Hillsdale, MI Hosp Fin Auth Hosp Rev
           Hillsdale Cmty Hlth Cent.................   5.250    05/15/26      1,016,120
  3,000    Michigan St Hosp Fin Auth Rev Ascension
           Hlth Credit Ser A (MBIA Insd)............   5.750    11/15/18      2,951,220
  1,000    Michigan St Hosp Fin Auth Rev Detroit Med
           Cent Oblig Ser A.........................   5.250    08/15/28        712,630
  2,500    Michigan St Strategic Fd Ltd Oblig Rev
           Detroit Edison Co Ser A Rfdg (MBIA
           Insd)....................................   5.550    09/01/29      2,311,425
  1,400    Portage Lake, MI Wtr & Swr Auth Ser 3
           (Prerefunded @ 10/01/02).................   7.750    10/01/20      1,518,202
  2,000    Wayne Charter Cnty, MI Arpt Rev Detroit
           Met Wayne Cnty Ser A (MBIA Insd).........   5.000    12/01/22      1,715,640
                                                                           ------------
                                                                             27,991,710
                                                                           ------------
           MINNESOTA  1.0%
  5,000    Minneapolis & St Paul, MN Metarpts Comm
           Arpt Rev Ser A (FGIC Insd)...............   5.125    01/01/31      4,405,800
  2,800    Minnesota Agricultural & Econ Dev Brd Rev
           Hlthcare Sys Fairview Hosp Ser A (MBIA
           Insd)....................................   5.750    11/15/26      2,753,128
                                                                           ------------
                                                                              7,158,928
                                                                           ------------
           MISSISSIPPI  1.0%
  3,000    Medical Cent Edl Bldg Corp MS Rev Univ MS
           Med Cent Proj (Prerefunded @ 12/01/04)
           (MBIA Insd)..............................   5.900    12/01/23      3,154,050
  4,250    Mississippi Bus Fin Corp MS Pollutn Ctl
           Rev Sys Energy Res Inc Proj..............   5.875    04/01/22      3,687,980
                                                                           ------------
                                                                              6,842,030
                                                                           ------------
           NEVADA  0.5%
  3,000    Clark Cnty, NV Indl Dev Rev NV Pwr Co
           Proj Ser C Rfdg (AMBAC Insd).............   7.200    10/01/22      3,190,350
                                                                           ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
 AMOUNT                                                                       MARKET
 (000)                    DESCRIPTION                 COUPON    MATURITY      VALUE
           NEW HAMPSHIRE  0.4%
$ 1,000    New Hampshire St Bus Fin Auth Wtr Fac Rev
           Pennichuck Wtrwks Inc (AMBAC Insd).......   6.300%   05/01/22   $  1,019,520
  1,500    New Hampshire St Indl Dev Auth Rev
           Pollutn Ctl Pub Svcs Co of NH Proj Ser
           C........................................   7.650    05/01/21      1,537,890
                                                                           ------------
                                                                              2,557,410
                                                                           ------------
           NEW JERSEY  6.8%
  2,000    New Jersey Econ Dev Auth Rev Tran Proj
           Sublease Ser A (FSA Insd)................   5.250    05/01/17      1,901,760
  3,000    New Jersey Econ Dev Auth Rev Insd Edl
           Testing Svc Ser A Rfdg
           (MBIA Insd) (a)..........................   4.750    05/15/25      2,522,190
 25,000    New Jersey Econ Dev Auth St Contract Econ
           Recovery (MBIA Insd).....................   5.900    03/15/21     25,743,250
  1,400    New Jersey Hlthcare Fac Fin Auth Rev
           Barnabas Hlth Ser C Rfdg (MBIA Insd)
           (a)......................................   5.250    07/01/18      1,304,464
  2,000    New Jersey Hlthcare Fac Fin Auth Rev Genl
           Hosp Cent at Passaic (FSA Insd)..........   6.000    07/01/06      2,101,180
 10,000    New Jersey St Hsg & Mtg Fin Agy Rev Hsg
           Ser A Rfdg...............................   6.950    05/01/15     10,428,100
  2,385    New Jersey St Tran Corp Ctfs Fed Tran
           Admin Grants Ser A (AMBAC Insd)..........   5.750    09/15/11      2,462,489
                                                                           ------------
                                                                             46,463,433
                                                                           ------------
           NEW MEXICO  0.4%
    765    New Mexico St Hosp Equip Ln Council Hosp
           Rev Mem Med Cent Inc (ACA Insd)..........   5.500    06/01/28        664,831
  2,750    New Mexico St Hosp Equip Ln Council Hosp
           Rev Mem Med Cent Inc Proj................   5.500    06/01/28      2,160,840
                                                                           ------------
                                                                              2,825,671
                                                                           ------------
           NEW YORK  21.8%
  5,000    Long Island Pwr Auth NY Elec Sys Rev Cap
           Apprec (FSA Insd) (a)....................    *       06/01/15      2,111,300
  3,000    Metropolitan Tran Auth NY Commuter Fac
           Rev Ser A (MBIA Insd)....................   5.625    07/01/27      2,880,840
 12,155    Metropolitan Tran Auth NY Svc Contract
           Commuter Fac Ser 5.......................   6.500    07/01/16     12,581,033
  2,000    Metropolitan Tran Auth NY Trans Fac Rev
           Svcs Contract Ser R Rfdg.................   5.500    07/01/17      1,906,920
  3,000    New York City Indl Dev Agy Spl Fac United
           Airls Inc Proj...........................   5.650    10/01/32      2,592,180

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
 AMOUNT                                                                       MARKET
 (000)                    DESCRIPTION                 COUPON    MATURITY      VALUE
           NEW YORK (CONTINUED)
$ 5,000    New York City Muni Wtr Fin Auth Wtr & Swr
           Sys Rev Ser A (FGIC Insd)................   4.750%   06/15/31   $  4,069,450
  4,000    New York City Muni Wtr Fin Auth Wtr & Swr
           Sys Rev Ser B (FGIC Insd)................   5.250    06/15/29      3,576,480
  3,410    New York City Ser A......................   6.500    08/01/14      3,554,823
  1,590    New York City Ser A (Prerefunded @
           08/01/02)................................   6.500    08/01/14      1,669,357
  2,500    New York City Ser A Rfdg.................   7.000    08/01/05      2,696,700
  3,000    New York City Ser A Rfdg.................   7.000    08/01/06      3,264,150
  2,355    New York City Ser C......................   6.500    08/01/04      2,456,288
  8,500    New York City Ser C Subser C1
           (Prerefunded @ 08/01/02) (b).............   7.500    08/01/19      9,104,010
  1,850    New York City Ser G......................   5.875    10/15/14      1,878,101
  5,000    New York City Ser I......................   6.000    04/15/12      5,148,200
  3,250    New York City Ser I (MBIA Insd)..........   5.000    04/15/24      2,819,245
  3,275    New York City Tran Auth Met Ser A (AMBAC
           Insd)....................................   5.250    01/01/29      2,942,522
 10,000    New York City Tran Auth Tran Fac
           Livingston Plaza Proj Rfdg (FSA Insd)....   5.400    01/01/18      9,720,900
  3,000    New York City Tran Fin Auth Rev Future
           Tax Secured Ser C........................   5.000    05/01/29      2,566,290
  2,500    New York St Dorm Auth Lease Rev Muni Hlth
           Fac Impt Pgm Ser A (FSA Insd)............   5.500    05/15/25      2,365,250
  1,250    New York St Dorm Auth Lease Rev St Univ
           Dorm Fac Ser C (MBIA Insd)...............   5.500    07/01/29      1,179,850
  4,500    New York St Dorm Auth Rev St Univ Edl Fac
           Ser A (MBIA Insd)........................   4.750    05/15/25      3,727,575
 13,500    New York St Dorm Auth Rev City Univ Sys
           Ser C....................................   7.500    07/01/10     15,187,230
  1,000    New York St Dorm Auth Rev Court Fac Lease
           Ser A....................................   5.625    05/15/13        978,290
  2,000    New York St Dorm Auth Rev Court Fac Lease
           Ser A....................................   5.375    05/15/16      1,853,820
  2,000    New York St Dorm Auth Rev Hosp NY &
           Presbyterian (AMBAC Insd)................   4.750    08/01/27      1,640,720

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
 AMOUNT                                                                       MARKET
 (000)                    DESCRIPTION                 COUPON    MATURITY      VALUE
           NEW YORK (CONTINUED)
$ 3,000    New York St Dorm Auth Rev St Univ Edl
           Facs (FGIC Insd).........................   5.750%   05/15/24   $  2,951,910
  2,000    New York St Dorm Auth Rev St Univ Edl
           Facs (MBIA Insd).........................   6.000    05/15/16      2,073,780
  2,000    New York St Dorm Auth Revs New York Univ
           Ser A (AMBAC Insd) (a)...................   5.250    07/01/06      1,998,380
  5,725    New York St Environmental Fac Corp Spl
           Oblig Riverbank State Park (Prerefunded @
           04/01/02)................................   7.375    04/01/22      6,102,106
  5,000    New York St Hsg Fin Agy Svcs Contract
           Oblig Rev Ser A (Prerefunded @
           03/15/02)................................   7.375    09/15/21      5,320,450
  2,840    New York St Loc Govt Assistance Corp Ser
           E Rfdg...................................   6.000    04/01/14      3,003,726
  3,000    New York St Med Care Fac Fin Agy Rev NY
           Hosp Mtg Ser A (Prerefunded @ 02/15/05)
           (AMBAC Insd).............................   6.750    08/15/14      3,262,500
  5,875    New York St Med Care Fac Fin Agy Rev
           Saint Peter's Hosp Proj Ser A (AMBAC
           Insd)....................................   5.375    11/01/20      5,481,081
  2,500    New York St Mtg Agy Rev Homeowner Mtg Ser
           54 Rfdg..................................   6.200    10/01/26      2,516,950
  1,500    New York St Mtg Agy Rev Homeowner Mtg Ser
           73-A (a).................................   5.300    10/01/28      1,350,765
  2,500    New York St Mtg Agy Rev Hosp NY &
           Presbyterian.............................   5.300    04/01/29      2,218,550

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
 AMOUNT                                                                       MARKET
 (000)                    DESCRIPTION                 COUPON    MATURITY      VALUE
           NEW YORK (CONTINUED)
$ 1,500    New York St Urban Dev Corp Rev Proj Cent
           for Indl Innovation Rfdg.................   5.500%   01/01/13   $  1,487,055
  3,000    Port Auth NY & NJ Spl Oblig Rev Spl Proj
           JFK Intl Arpt Terminal 6 (MBIA Insd).....   5.750    12/01/22      2,923,980
  4,000    Port Auth NY & NJ Spl Oblig Rev Spl Proj
           JFK Intl Arpt Terminal 6 (MBIA Insd).....   5.750    12/01/25      3,877,400
                                                                           ------------
                                                                            149,040,157
                                                                           ------------
           NORTH CAROLINA  3.3%
  1,000    New Hanover Cnty, NC Hosp Rev New Hanover
           Regl Med Cent Proj (AMBAC Insd)..........   4.750    10/01/23        830,090
  1,000    North Carolina Eastern Muni Pwr Agy Pwr
           Sys Rev Ser D............................   6.750    01/01/26      1,008,190
 15,000    North Carolina Muni Pwr Agy No 1 Catawba
           Elec Rev (MBIA Insd) (b).................   6.000    01/01/12     15,763,950
  5,150    North Carolina Muni Pwr Agy No 1 Catawba
           Elec Rev Rfdg (FSA Insd).................   6.200    01/01/18      5,235,953
                                                                           ------------
                                                                             22,838,183
                                                                           ------------
           NORTH DAKOTA  0.3%
  2,440    North Dakota St Hsg Fin Agy Rev Hsg Fin
           Pgm Ser B (MBIA Insd)....................   5.500    07/01/29      2,210,664
                                                                           ------------

           OHIO  0.5%
  1,250    Montgomery Cnty, OH Hosp Rev Grandview
           Hosp & Med Cent Rfdg (Escrowed to
           maturity)................................   5.250    12/01/03      1,256,638
    990    Ohio Hsg Fin Agy Mtg Rev Residential Ser
           A1 (GNMA Collateralized).................   6.150    03/01/29        988,574
  1,000    Ohio St Air Quality Dev Auth Rev JMG Fdg
           Ltd Partn Proj Rfdg (AMBAC Insd).........   6.375    04/01/29      1,019,430
                                                                           ------------
                                                                              3,264,642
                                                                           ------------
           OKLAHOMA  4.0%
 17,475    Tulsa, OK Muni Arpt Tran Rev American
           Airls Inc................................   7.375    12/01/20     17,766,308
  7,500    Tulsa, OK Muni Arpt Tran Rev American
           Airls Inc................................   7.600    12/01/30      7,693,425
  2,250    Tulsa, OK Pub Facs Auth Cap Impt Rev.....   6.250    11/01/22      2,194,335
                                                                           ------------
                                                                             27,654,068
                                                                           ------------
           OREGON  0.4%
  3,045    Oregon St Vets Welfare Ser 76A...........   6.050    10/01/28      3,079,957
                                                                           ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
 AMOUNT                                                                       MARKET
 (000)                    DESCRIPTION                 COUPON    MATURITY      VALUE
           PENNSYLVANIA  7.2%
$ 2,500    Allegheny Cnty, PA Arpt Rev Gtr
           Pittsburgh Intl Arpt Ser B (FSA Insd)....   6.625%   01/01/22   $  2,551,400
  2,000    Allegheny Cnty, PA Ctfs Partn (AMBAC
           Insd)....................................   5.000    12/01/28      1,698,240
  4,780    Erie, PA Sch Dist Cap Apprec Rfdg (FSA
           Insd)....................................    *       09/01/19      1,495,184
  4,000    Falls Twp, PA Hosp Auth Hosp Rev Delaware
           Vly Med Rfdg (FHA Gtd)...................   7.000    08/01/22      4,216,640
  1,710    Harrisburg, PA Cap Apprec Ser D (AMBAC
           Insd)....................................    *       03/15/19        549,902
  1,905    Harrisburg, PA Cap Apprec Ser D Rfdg
           (AMBAC Insd).............................    *       09/15/16        726,777
  1,735    Harrisburg, PA Cap Apprec Ser F (AMBAC
           Insd)....................................    *       09/15/15        708,348
  1,385    Harrisburg, PA Cap Apprec Ser F (AMBAC
           Insd)....................................    *       09/15/19        432,217
  1,500    Penn Cambria Sch Dist PA Cap Apprec (FGIC
           Insd)....................................    *       08/15/20        436,950
     60    Penn Hills, PA (FGIC Insd)...............   5.900    12/01/17         60,871
  1,000    Pennsylvania St Higher Edl Fac Auth
           College & Univ Rev Bryn Mawr College
           (MBIA Insd)..............................   5.625    12/01/27        963,490
  4,750    Pennsylvania St Tpk Comm Oil Franchise
           Tax Rev Subser B (AMBAC Insd)............   4.750    12/01/27      3,907,540
  5,500    Philadelphia, PA (FSA Insd)..............   5.000    03/15/28      4,708,550
  2,000    Philadelphia, PA Gas Wks Rev Second Ser
           (FSA Insd)...............................   5.000    07/01/29      1,705,260
  6,000    Philadelphia, PA Gas Wks Rev Ser 14 Rfdg
           (FSA Insd)...............................   6.250    07/01/08      6,271,020
  1,500    Philadelphia, PA Indl Dev Arpt Auth Rev
           (FGIC Insd)..............................   5.000    07/01/23      1,274,370
 10,000    Pittsburgh & Allegheny Cnty, PA Pub
           Auditorium Auth Excise Tax Rev (AMBAC
           Insd)....................................   4.500    02/01/29      7,847,800
  4,000    Pittsburgh & Allegheny Cnty, PA Pub
           Auditorium Auth Regl Asset Dist Sales Tax
           Rev (AMBAC Insd).........................   5.000    02/01/29      3,432,880
  1,500    Pittsburgh, PA Ser A (FGIC Insd).........   5.750    09/01/23      1,479,960
  2,005    Southeast Delco Sch Dist PA Cap Apprec
           (MBIA Insd)..............................    *       02/01/17        742,070

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
 AMOUNT                                                                       MARKET
 (000)                    DESCRIPTION                 COUPON    MATURITY      VALUE
           PENNSYLVANIA (CONTINUED)
$ 1,700    Southeastern PA Tran Auth PA Spl Rev Ser
           A (FGIC Insd)............................   4.750%   03/01/24   $  1,414,366
  1,925    Southeastern PA Tran Auth PA Spl Rev Ser
           A (FGIC Insd)............................   4.750    03/01/29      1,575,247
  1,500    Spring Ford Area Sch Dist PA (FGIC
           Insd)....................................   4.750    03/01/25      1,245,030
                                                                           ------------
                                                                             49,444,112
                                                                           ------------
           RHODE ISLAND  0.2%
  1,500    Rhode Island Depositors Econ Protn Corp
           Spl Oblig Ser A (Prerefunded @
           08/01/02)................................   6.950    08/01/22      1,595,220
                                                                           ------------

           SOUTH CAROLINA  0.6%
  2,700    Charleston Cnty, SC Solid Waste (MBIA
           Insd)....................................   6.000    01/01/14      2,772,063
  1,500    Lancaster Cnty, SC Sch Dist (FSA Insd)...   4.750    03/01/19      1,280,460
                                                                           ------------
                                                                              4,052,523
                                                                           ------------
           SOUTH DAKOTA  0.5%
  1,375    Deadwood, SD Ctfs Partn (ACA Insd).......   6.375    11/01/20      1,368,758
  1,000    South Dakota St Hlth & Edl Fac Auth
           Vocational Edl Pgm Ser A (AMBAC Insd)....   5.400    08/01/13        988,820
  1,000    South Dakota St Hlth & Edl Facs Auth Rev
           Childrens Care Hosp Rfdg.................   6.125    11/01/29        927,050
                                                                           ------------
                                                                              3,284,628
                                                                           ------------
           TENNESSEE  0.8%
  1,500    Johnson City, TN Hlth & Edl Facs Brd Hosp
           Rev First Mtg Ser A Rfdg.................   7.500    07/01/25      1,448,865
  2,500    Tennessee Hsg Dev Agy Homeowner Pgm......   5.300    01/01/24      2,237,750
  2,180    Tennessee Hsg Dev Agy Homeowner Pgm......   5.350    07/01/23      1,970,371
                                                                           ------------
                                                                              5,656,986
                                                                           ------------
           TEXAS  4.6%
  9,790    Alliance Arpt Auth Inc TX Spl Fac Rev
           American Airls Inc Proj..................   7.500    12/01/29      9,981,884
  2,000    Brazos River Auth TX Rev Houston Lighting
           & Pwr Co Proj Rfdg (AMBAC Insd)..........   5.050    11/01/18      1,755,840
  4,000    Dallas-Fort Worth, TX Intl Arpt Rev JT
           Ser A (FGIC Insd)........................   5.750    11/01/30      3,804,520
  3,000    Dallas Cnty, TX Util & Reclamation Dist
           Ser B Rfdg (AMBAC Insd)..................   5.875    02/15/29      2,950,590
  2,000    Houston, TX Arpt Sys Rev Sub Lien Ser B
           (FGIC Insd)..............................   5.000    07/01/25      1,692,580

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
 AMOUNT                                                                       MARKET
 (000)                    DESCRIPTION                 COUPON    MATURITY      VALUE
           TEXAS (CONTINUED)
$ 6,000    Plano, TX Hlth Fac Dev Corp TX Hlth Res
           Sys Ser C (MBIA Insd)....................   5.000%   02/15/22   $  5,154,600
  4,000    Round Rock, TX Indpt Sch Dist (PSF
           Gtd).....................................   4.500    08/01/19      3,330,000
  2,750    Texas St Vets Hsg Assistance Pgm Ser B...   6.100    06/01/31      2,736,525
                                                                           ------------
                                                                             31,406,539
                                                                           ------------
           UTAH  0.6%
  2,500    Murray City, UT Hosp Rev Inc Hlth Svc Inc
           Rfdg (MBIA Insd).........................   4.750    05/15/20      2,056,050
    760    Utah St Hsg Fin Agy Single Family Mtg
           Mezzanine Issue H1 (AMBAC Insd)..........   6.000    07/01/12        779,160
  1,250    Utah St Hsg Fin Agy Single Family Mtg Ser
           A2 (FHA Gtd).............................   7.150    07/01/25      1,276,100
                                                                           ------------
                                                                              4,111,310
                                                                           ------------
           VIRGINIA  0.9%
  1,000    Henrico Cnty, VA Indl Dev Auth Pub Fac
           Lease Rev Henrico Cnty Regl Jail Proj....   7.125    08/01/21      1,110,800
  1,090    Richmond, VA (FSA Insd) (a)..............   5.500    01/15/14      1,072,756
  1,590    Richmond, VA (FSA Insd) (a)..............   5.500    01/15/15      1,551,633
  2,680    Richmond, VA (FSA Insd) (a)..............   5.500    01/15/17      2,572,157
                                                                           ------------
                                                                              6,307,346
                                                                           ------------
           WEST VIRGINIA  0.7%
  3,000    Marshall Cnty, WV Pollutn Ctl Rev OH Pwr
           Co Proj Ser C Rfdg (MBIA Insd)...........   6.850    06/01/22      3,149,700
  1,375    West Virginia St Hsg Dev Fd Hsg Fin Ser B
           (FHA Gtd)................................   7.200    11/01/20      1,405,085
                                                                           ------------
                                                                              4,554,785
                                                                           ------------
           WISCONSIN  0.8%
  2,000    Southeast WI Professional Baseball Park
           Dist Sales Tax Rev (MBIA Insd)...........    *       12/15/18        661,220
  1,750    Southeast WI Professional Baseball Park
           Dist Sales Tax Rev (MBIA Insd)...........    *       12/15/19        542,080
  2,000    Southeast WI Professional Baseball Park
           Dist Sales Tax Rev (MBIA Insd)...........   5.500    12/15/20      1,945,780
  1,500    Wisconsin St Hlth & Edl Facs Auth Rev
           Franciscan Sisters Christian Ser A.......   5.500    02/15/18      1,246,620
  1,000    Wisconsin St Hlth & Edl Facs Auth Rev
           Kenosha Hosp & Med Cent Proj.............   5.625    05/15/29        848,060
                                                                           ------------
                                                                              5,243,760
                                                                           ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
 AMOUNT                                                                       MARKET
 (000)                    DESCRIPTION                 COUPON    MATURITY      VALUE
           WYOMING  0.4%
$ 1,225    Wyoming Cmnty Dev Auth Hsg Rev Ser 2.....   6.350%   06/01/29   $  1,230,782
  1,565    Wyoming Cmnty Dev Auth Hsg Rev Ser 4.....   6.550    06/01/28      1,581,495
                                                                           ------------
                                                                              2,812,277
                                                                           ------------
           GUAM  0.4%
  3,000    Guam Pwr Auth Rev Ser A (AMBAC Insd).....   5.250    10/01/34      2,697,420
                                                                           ------------

           PUERTO RICO  0.8%
  4,485    Puerto Rico Comwlth Aqueduct & Swr Auth
           Rev Rfdg.................................   5.000    07/01/15      4,140,731
  1,110    Puerto Rico Comwlth Ser A Rfdg...........   6.000    07/01/14      1,130,147
                                                                           ------------
                                                                              5,270,878
                                                                           ------------
TOTAL LONG-TERM INVESTMENTS  99.5%
  (Cost $663,010,137)...................................................    681,551,280
SHORT-TERM INVESTMENTS  1.0%
  (Cost $6,700,000).....................................................      6,700,000
                                                                           ------------

TOTAL INVESTMENTS  100.5%
  (Cost $669,710,137)...................................................    688,251,280
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.5%)...........................     (3,585,916)
                                                                           ------------

NET ASSETS  100.0%......................................................   $684,665,364
                                                                           ============

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

 * Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

(c) Security is currently a zero coupon bond which will convert to a coupon paying bond at a predetermined date.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corporation
FGIC--Financial Guaranty Insurance Company
FHA--Federal Housing Administration
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.
PSF--Public School Funding

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $669,710,137).......................  $688,251,280
Cash........................................................       459,715
Receivables:
  Interest..................................................    12,654,558
  Investments Sold..........................................     1,619,229
Other.......................................................        26,601
                                                              ------------
    Total Assets............................................   703,011,383
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................    16,984,931
  Income Distributions -- Common and Preferred Shares.......       576,000
  Investment Advisory Fee...................................       368,115
  Administrative Fee........................................       113,266
  Affiliates................................................        11,698
Accrued Expenses............................................       161,922
Trustees' Deferred Compensation and Retirement Plans........       130,087
                                                              ------------
    Total Liabilities.......................................    18,346,019
                                                              ------------
NET ASSETS..................................................  $684,665,364
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 10,600 issued with liquidation preference of
  $25,000 per share)........................................  $265,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 27,013,149 shares issued and
  outstanding)..............................................       270,131
Paid in Surplus.............................................   399,318,038
Net Unrealized Appreciation.................................    18,541,143
Accumulated Undistributed Net Investment Income.............     1,487,410
Accumulated Net Realized Gain...............................        48,642
                                                              ------------
    Net Assets Applicable to Common Shares..................   419,665,364
                                                              ------------
NET ASSETS..................................................  $684,665,364
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($419,665,364 divided by
  27,013,149 shares outstanding)............................  $      15.54
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2000 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $21,340,416
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    2,213,861
Administrative Fee..........................................      681,188
Preferred Share Maintenance.................................      349,485
Trustees' Fees and Related Expenses.........................       13,791
Legal.......................................................       12,779
Custody.....................................................        8,945
Other.......................................................      195,275
                                                              -----------
    Total Expenses..........................................    3,475,324
                                                              -----------
NET INVESTMENT INCOME.......................................  $17,865,092
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 1,171,005
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   21,564,542
  End of the Period.........................................   18,541,143
                                                              -----------
Net Unrealized Depreciation During the Period...............   (3,023,399)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(1,852,394)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $16,012,698
                                                              ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended April 30, 2000 and the Year Ended
October 31, 1999 (Unaudited)

                                                          SIX MONTHS
                                                            ENDED            YEAR ENDED
                                                        APRIL 30, 2000    OCTOBER 31, 1999
                                                        ----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................   $ 17,865,092       $ 36,020,809
Net Realized Gain/Loss................................      1,171,005         (1,055,012)
Net Unrealized Depreciation During the Period.........     (3,023,399)       (51,491,576)
                                                         ------------       ------------
Change in Net Assets from Operations..................     16,012,698        (16,525,779)
                                                         ------------       ------------

Distributions from Net Investment Income:
  Common Shares.......................................    (13,371,509)       (26,742,982)
  Preferred Shares....................................     (5,145,967)        (8,565,678)
                                                         ------------       ------------
                                                          (18,517,476)       (35,308,660)
                                                         ------------       ------------

Distributions from Net Realized Gain on Investments:
  Common Shares.......................................            -0-         (1,979,233)
  Preferred Shares....................................            -0-           (656,581)
                                                         ------------       ------------
                                                                  -0-         (2,635,814)
                                                         ------------       ------------
Total Distributions...................................    (18,517,476)       (37,944,474)
                                                         ------------       ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...     (2,504,778)       (54,470,253)
                                                         ------------       ------------

NET ASSETS:
Beginning of the Period...............................    687,170,142        741,640,395
                                                         ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $1,487,410 and
  $2,139,794, respectively)...........................   $684,665,364       $687,170,142
                                                         ============       ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (UNAUDITED)

                                              SIX MONTHS
                                                ENDED
                                              APRIL, 30    ----------------------------
                                                 2000        1999      1998      1997
                                              -----------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD (A)................................   $ 15.628    $ 17.644   $17.288   $16.577
                                               --------    --------   -------   -------
  Net Investment Income.....................       .661       1.333     1.352     1.370
  Net Realized and Unrealized Gain/Loss.....      (.067)     (1.945)     .426      .738
                                               --------    --------   -------   -------
Total from Investment Operations............       .594       (.612)    1.778     2.108
                                               --------    --------   -------   -------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders.............       .495        .990     1.003     1.045
    Common Share Equivalent of Distributions
      Paid to Preferred Shareholders........       .191        .317      .337      .352
  Distributions from Net Realized Gain:
    Paid to Common Shareholders.............        -0-        .073      .061       -0-
    Common Share Equivalent of Distributions
      Paid to Preferred Shareholders........        -0-        .024      .021       -0-
                                               --------    --------   -------   -------
Total Distributions.........................       .686       1.404     1.422     1.397
                                               --------    --------   -------   -------
NET ASSET VALUE, END OF THE PERIOD..........   $ 15.536    $ 15.628   $17.644   $17.288
                                               ========    ========   =======   =======

Market Price Per Share at End of the
  Period....................................   $13.3125    $13.6875   $17.000   $16.125
Total Investment Return at Market
  Price (b).................................       .93%*    -13.97%    12.40%     8.92%
Total Return at Net Asset Value (c).........      2.64%*     -5.66%     8.39%    10.94%
Net Assets at End of the Period (In
  millions).................................   $  684.7    $  687.2   $ 741.6   $ 732.0
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares**.............      1.66%       1.61%     1.58%     1.60%
Ratio of Net Investment Income to Average
  Net Assets Applicable to Common
  Shares (d)................................      6.08%       6.00%     5.80%     6.06%
Portfolio Turnover..........................        19%*        33%       29%       40%
 * Non-annualized
** Ratio of Expenses to Average Net Assets
   Including Preferred Shares...............      1.02%       1.02%     1.01%     1.01%

(a) Net Asset Value at January 24, 1992, is adjusted for common and preferred share offering costs of $.208 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(c) Total Return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Net investment income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

                                              JANUARY 24, 1992
                                              (COMMENCEMENT OF
YEAR ENDED OCTOBER 31                            INVESTMENT
------------------------------------------     OPERATIONS) TO
      1996      1995      1994      1993      OCTOBER 31, 1992
---------------------------------------------------------------
     $16.579   $15.032   $17.954   $15.557        $14.792
     -------   -------   -------   -------        -------
       1.381     1.415     1.432     1.454          1.010
        .109     1.652    (2.842)    2.424           .550
     -------   -------   -------   -------        -------
       1.490     3.067    (1.410)    3.878          1.560
     -------   -------   -------   -------        -------
       1.140     1.140     1.140     1.085           .595
        .352      .380      .305      .287           .200
         -0-       -0-      .056      .083            -0-
         -0-       -0-      .011      .026            -0-
     -------   -------   -------   -------        -------
       1.492     1.520     1.512     1.481           .795
     -------   -------   -------   -------        -------
     $16.577   $16.579   $15.032   $17.954        $15.557
     =======   =======   =======   =======        =======

     $15.813   $15.750   $14.000   $17.375        $14.875
       7.84%    21.15%   -13.12%    25.40%          3.08%*
       7.12%    18.51%    -9.99%    23.53%          7.68%*
     $ 712.8   $ 712.9   $ 671.1   $ 750.0        $ 685.2
       1.62%     1.68%     1.63%     1.59%          1.54%
       6.24%     6.55%     6.79%     6.87%          6.71%
         30%       15%       20%       20%            37%*
       1.02%     1.04%     1.03%     1.01%          1.01%

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Trust for Investment Grade Municipals (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest substantially all of its assets in municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on January 24, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security Transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1999, the Trust had an accumulated capital loss carryforward for tax purposes of $1,055,012 which expires on October 31, 2007. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

    At April 30, 2000, for federal income tax purposes cost of long- and short-term investments is $669,777,549, the aggregate gross unrealized appreciation is $25,178,783 and the aggregate gross unrealized depreciation is $6,705,052, resulting in a net unrealized appreciation on long- and short-term investments of $18,473,731.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 2000, the Trust recognized expenses of approximately $6,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

    For the six months ended April 30, 2000, the Trust recognized expenses of approximately $24,500 representing Van Kampen's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust has implemented deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $128,924,601 and $138,084,141, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/ depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. FUTURES CONTRACTS The Trust may invest in futures contracts. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

    Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    There were no transactions in futures contracts during the six months ended April 30, 2000.

B. INDEXED SECURITIES These instruments, if held, are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on the preferred shares.

5. PREFERRED SHARES

The Trust has outstanding 10,600 Auction Preferred Shares ("APS") in four series. Series A, B, and C contain 3,000 shares each while Series D contains 1,600 shares. Dividends are cumulative and the dividend rate is currently reset through an auction process. The dividend period is 28 days for Series A, B, C and D. However, effective with the auction on October 6, 1999, the dividend period for Series C was extended through February 9, 2000. Additionally, the dividend period for Series D was extended through February 15, 2000, with its auction on October 15, 1999. Following these extended dividend periods, Series C and D reverted back to their normal 28 day reset period. The average rate in effect on April 30, 2000, was 4.093%. During the six months ended April 30, 2000, the rates ranged from 3.429% to 4.450%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

           VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth*
   Mid Cap Growth
   Pace
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  Central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN TRUST FOR
INVESTMENT GRADE MUNICIPALS

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer,
   and Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS(1)

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

(1) Independent accountants for the Trust perform an annual audit of the Trust's financial statements. The Board of Trustees has engaged Deloitte & Touche LLP to be the Trust's independent accountants.

    KPMG LLP, located at 303 West Wacker Drive, Chicago, IL 60601 ("KPMG"), ceased being the Trust's independent accountants effective April 14, 2000. The cessation of the client- auditor relationship between the Trust and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Trust's investment adviser.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.